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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   November 17, 2005
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


             Ohio                    1-8399                  31-1189815
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  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


   200 Old Wilson Bridge Road, Columbus, Ohio                  43085
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    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:       (614) 438-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2005, the Board of Directors of Worthington Industries, Inc. approved Amendment No. 1 to the Worthington Industries, Inc. 2005 Non-Qualified Deferred Compensation Plan ("the Amendment"). The Amendment primarily provides for mandatory commencement of payouts upon termination from service for reasons other than retirement and has an effective date of January 1, 2005.


Item 9.01. Financial Statements and Exhibits.

(a)-(c)  Not applicable.

(d)      Exhibits:


Exhibit No.                            Description
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   10.1            Amendment No. 1 to the Worthington Industries, Inc. 2005
                   Non-Qualified Deferred Compensation Plan.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORTHINGTON INDUSTRIES, INC.


Date: November 17, 2005
                                       By: /s/ Dale T. Brinkman
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                                           Dale T. Brinkman,
                                           Vice President-Administration,
                                           General Counsel & Secretary

                           CURRENT REPORT ON FORM 8-K
                         Report Dated November 17, 2005


                                  EXHIBIT INDEX



Exhibit No.                            Description
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   10.1            Amendment No. 1 to the Worthington Industries, Inc. 2005
                   Non-Qualified Deferred Compensation Plan.